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                                                                   EXHIBIT 10.5


                               FLOWERS FOODS, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                        (Effective as of August 12, 2001)


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                                TABLE OF CONTENTS

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
SECTION 1             PURPOSE................................................................1

SECTION 2             DEFINITIONS............................................................1

         2.1.     Account....................................................................1
         2.2.     Beneficiary................................................................1
         2.3.     Board of Directors.........................................................1
         2.4.     Change in Control..........................................................1
         2.5.     Compensation...............................................................4
         2.6.     Compensation Committee.....................................................4
         2.7.     Compensation Limit.........................................................4
         2.8.     Director...................................................................5
         2.9.     EDCP.......................................................................5
         2.10.    EDCP Credit Rate...........................................................5
         2.11.    Eligible Executive.........................................................5
         2.12.    Executive Committee........................................................5
         2.13.    Fiscal Quarter.............................................................5
         2.14.    Fiscal Year................................................................5
         2.15.    Flowers....................................................................5

SECTION 3             TERM...................................................................6

         3.1.     Starting Date..............................................................6
         3.2.     Ending Date................................................................6

SECTION 4             DEFERRAL ELECTION RULES AND PROCEDURES.................................6

         4.1.     Cash Compensation Only.....................................................6
         4.2.     Classification and Percentage Limitations..................................7
         4.3.     Irrevocable Election and Filing Deadlines..................................9

SECTION 5             SUPPLEMENTAL ALLOCATIONS FOR CERTAIN ELIGIBLE EXECUTIVES..............10

SECTION 6             ACCOUNTS..............................................................11

SECTION 7             INTEREST CREDIT.......................................................12

SECTION 8             DISTRIBUTIONS.........................................................12

         8.1.     Distribution Events.......................................................12
         8.2.     Methods...................................................................13
         8.3.     Interest Credits..........................................................14
         8.4.     Automatic Lump-Sum........................................................14
         8.5.     Special Circumstances.....................................................14
         8.6.     Source of Distributions...................................................15


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                                TABLE OF CONTENTS
                                   (continued)

                                                                                          PAGE
                                                                                          ----

SECTION 9             MISCELLANEOUS.........................................................15

         9.1.     Beneficiary...............................................................15
         9.2.     No Assignment; Binding Effect.............................................15
         9.3.     ERISA.....................................................................16
         9.4.     Compensation Committee Powers.............................................16
         9.5.     Construction..............................................................16
         9.6.     Term of Office............................................................17
         9.7.     Employment Contract.......................................................17
         9.8.     Amendment and Termination.................................................17


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                               FLOWERS FOODS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                        (Effective as of August 12, 2001)

                                    SECTION 1

                                     PURPOSE

         The purpose of this EDCP is to (a) allow each Director of Flowers and each Eligible Executive of Flowers and its wholly-owned subsidiaries to defer the payment of a percentage of his cash compensation, otherwise payable for services rendered, each Fiscal Year until he no longer serves as Director or his employment as an Eligible Executive terminates and (b) permit Flowers to make certain supplemental allocations to the Accounts of certain Eligible Executives.

                                    SECTION 2

                                   DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this EDCP.

         2.1. Account -- means the bookkeeping account maintained as part of Flowers' books and records in accordance with Section 4 to show as of any date the interest of each Director and Eligible Executive in this EDCP.

         2.2. Beneficiary -- means the person or persons designated as such in accordance with Section 9.1.

         2.3.     Board of Directors -- means the Board of Directors of Flowers.

         2.4. Change in Control -- means the occurrence of any one or more of the following events, subject to the provisions of subsection (f) hereof:

         (a) Flowers merges into itself, or is merged or consolidated with another entity, and as a result of such merger or consolidation, less than 51% of the voting power of the then-outstanding voting securities of the surviving or resulting entity immediately after such transaction are directly or indirectly beneficially owned in the aggregate by the former shareholders of Flowers immediately prior to such transaction;

         (b) all or substantially all the assets accounted for on the consolidated balance sheet of Flowers are sold or transferred to one or more entities or persons, and as a result of such sale or transfer, less than 51% of the voting power of the then-outstanding voting securities of such entity or person immediately after such sale or transfer is directly or indirectly beneficially held in the aggregate by the former shareholders of Flowers immediately prior to such transaction or series of transactions;

         (c) a person, within the meaning of Sections 3(a)(9) or 13(d)(3) (as in effect on the effective date of this EDCP) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Exchange Act) of (1) 15% or more, but less than 35%, of the voting power of the then-outstanding voting securities of Flowers without prior approval of the Board of Directors, or
                  (2) 35% or more of the voting power of the then-outstanding voting securities of Flowers; provided, however, that the foregoing does not apply to any such acquisition that is made by (i) any subsidiary; (ii) any employee benefit plan of Flowers or any subsidiary; or (iii) any person or group of which employees of Flowers or of any subsidiary control a greater than 25% interest, unless the


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                  Compensation Committee determines that such person or group is making a "hostile acquisition"; or (iv) any person or group of which Flowers is an affiliate;

         (d) a majority of the members of the Board of Directors are not Continuing Directors, where a "Continuing Director" is any member of the Board of Directors who (1) was a member of the Board of Directors on the effective date of this EDCP or (2) was nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination or election; or

         (e) the Board of Directors determines that (1) any particular actual or proposed merger, consolidation, reorganization, sale or transfer of assets, accumulation of shares of Flowers or other transaction or event or series of transactions or events will, or is likely to, if carried out, result in a Change in Control falling within subsections (a), (b), (c) or (d) of this Section 2.4 and (2) it is in the best interests of Flowers and its shareholders, and will serve the intended purposes of this Section 2.4, if such actual or proposed transaction constitutes a Change in Control.

         (f)      Notwithstanding the foregoing provisions of this Section 2.4:

                  (1) if any such merger, consolidation, reorganization, sale or transfer of assets, or tender offer or other transaction or event or series of transactions or events mentioned in subsection (e) of this Section
                           2.4 shall be abandoned, or any such accumulations of shares shall be dispersed or otherwise resolved, the Board of Directors may, by notice to the affected parties,


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                           nullify the effect thereof, but without prejudice to
                           any action that may have been taken prior to such nullification; and

                  (2) unless otherwise determined in a specific case by the Board of Directors, a "Change in Control" shall not be deemed to have occurred for purposes of subsection
                           (c) of this Section 2.4 solely because (i) Flowers,
                           (ii) a subsidiary or (iii) any Flowers-sponsored employee stock ownership plan or any other employee benefit plan of Flowers or any subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D,
                           Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of the then-outstanding voting securities of Flowers, whether in excess of 20% or otherwise, or because Flowers reports that a change in control of Flowers has occurred or will occur in the future by reason of such beneficial ownership.

         2.5. Compensation -- means cash compensation paid to a Director or Eligible Executive by Flowers or a wholly-owned subsidiary, plus any amounts deferred pursuant to Section 4.1.

         2.6. Compensation Committee -- means the Compensation Committee of the Board of Directors.

         2.7. Compensation Limit -- means the annual Compensation amount which when multiplied by six percent (6%) equals the maximum dollar amount contributions which may be made by Highly Compensated Employees to the Flowers Foods, Inc. 401(k) Plan which will be


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matched by Company contributions, as determined by said Plans Administrative
Committee for the fiscal year in question.

         2.8. Director -- means a member of the Board of Directors who is treated as such under Section 3.

         2.9. EDCP -- means this Flowers Foods, Inc. Executive Deferred Compensation Plan, effective as of August 12, 2001, and as thereafter amended from time to time.

         2.10. EDCP Credit Rate -- means, for each Fiscal Quarter, Flowers' borrowing rate under its senior bank credit facility (or its equivalent), as determined by the Compensation Committee acting in its absolute discretion, on the first business day in each such quarter, which rate shall be expressed as a daily interest rate.

         2.11. Eligible Executive -- means an executive employee of Flowers or a wholly-owned subsidiary who has been designated by the Compensation Committee as being eligible to participate in this EDCP.

         2.12. Executive Committee -- means the Executive Committee of the Board of Directors.

         2.13. Fiscal Quarter -- means the fiscal quarter that coincides with the appropriate fiscal quarter in Flowers' fiscal year.

         2.14. Fiscal Year -- means the fiscal year that coincides with Flowers' fiscal year.

         2.15. Flowers -- means Flowers Foods, Inc. and any successor to such corporation that adopts this EDCP in writing.


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                                    SECTION 3

                                      TERM

         3.1. Starting Date. A Director shall be treated as such under this EDCP as of the later of August 12, 2001 or the date his election to the Board of Directors first becomes effective. An Eligible Executive shall be treated as such under this EDCP as of the later of August 12, 2001 or the date he is so designated by the Compensation Committee.

         3.2. Ending Date. A Director shall cease to be treated as such under this EDCP on the date that he (for any reason whatsoever) no longer serves as a member of the Board of Directors, and any deferral election made under
Section 4 by that Director shall become ineffective on such date as to any Compensation otherwise actually payable on or after such date. An Eligible Executive shall cease to be treated as such under this EDCP as of the earlier of
(1) the date his employment by Flowers and all of its subsidiaries terminates for any reason whatsoever other than a mere transfer between or among such entities or (2) the date the Compensation Committee revokes his designation as an Eligible Executive, and any deferral election made under Section 4 by him automatically shall become ineffective on such date as to any Compensation otherwise actually payable on or after such date.

                                    SECTION 4

                     DEFERRAL ELECTION RULES AND PROCEDURES

         4.1. Cash Compensation Only. Subject to Section 4.2, each Director and Eligible Executive may elect to defer the payment of a percentage of his cash Compensation otherwise payable for services rendered as such for each Fiscal Year beginning on and after August 12, 2001, except as provided in subsection (b) of Section 4.3. No election shall be effective as to Compensation paid in a form other than in cash, and an election shall (except as provided in


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Section 3.2) be effective for cash Compensation otherwise payable for services rendered for the period covered by such election under Section 4.3 even if such Compensation otherwise actually is payable after the end of such period.

         4.2.     Classification and Percentage Limitations.

         (a)      General Rules.

                  (1) An election to defer the payment of a percentage of a Director's or Eligible Executive's cash Compensation otherwise payable for services rendered as such for a Fiscal Year shall not be effective to the extent that such election exceeds the limits set forth in this
                           Section 4.2. Different percentages of different forms of Compensation may be deferred, as indicated on the Director's or Eligible Executive's election form.

                  (2) Compensation shall be deemed "otherwise actually payable" under this EDCP on the date such compensation otherwise would have been paid under the standard compensation and payroll practices of Flowers and its subsidiaries, and a deferral shall be credited as of that date under Section 6.

         (b) Base Salary. If an election applies to base salary, such election shall apply to no more than seventy-five percent (75%) of an Eligible Executive's base salary otherwise actually payable for the period covered by such election under
                  Section 4.3.

         (c) Director's Fees. If an election applies to director's fees, such election shall apply separately to his monthly fees and his meeting fees.


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         (d)      Bonuses. If an election applies to bonuses, such election
                  shall apply to up to one hundred percent (100%) of any cash bonus (the annual incentive plan and/or any other cash bonuses, as designated on the election form) otherwise actually payable for the period covered by such election under
                  Section 4.3. If such period is less than the full period over which the total bonus is determined (as in the case of a mid-year designation by the Compensation Committee of an Eligible Executive), the cash portion of the bonus otherwise actually payable for such period shall equal the total cash bonus for the full period over which the total bonus is determined multiplied by a fraction, the numerator of which shall equal the number of full Fiscal Quarters in the period covered by such election under Section 4.3 and the denominator of which shall equal the number of full Fiscal Quarters in the full period over which the total bonus is determined.

         (e) Retainer Fees. If an election applies to director's retainer fees, such election shall apply to up to one hundred percent (100%) of those director's retainer fees that the Director has not elected to convert into equity-based compensation which are otherwise actually payable for the period covered by such election under Section 4.3.

         (f) Other Compensation. If an election applies to Compensation not otherwise described in this Section 4.2, such election shall apply to up to one hundred percent (100%) of any cash otherwise actually payable by Flowers or its subsidiaries for the period covered by such election under Section 4.3.


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         4.3.     Irrevocable Election and Filing Deadlines.

         (a) General Rule. An election to defer the payment of a percentage of a Director's or Eligible Executive's cash Compensation otherwise actually payable for services rendered shall be made on the form provided for this purpose by the Compensation Committee. Such election shall be effective for the Fiscal Year (or, in the event an election is a continuing election, the Fiscal Years) which begins after the date the Director or Eligible Executive files the election form with Flowers for his cash Compensation otherwise payable for services rendered as a Director or Eligible Executive on and after the date such election becomes effective.

         (b) Special Rule. If a Director or Eligible Executive first is designated as such on a date other than the first day of a Fiscal Year, he can elect to defer the payment of a percentage of his cash Compensation otherwise payable for services rendered as such for the Fiscal Quarter or Quarters remaining in such Fiscal Year if he makes such election on the form provided for this purpose by the Compensation Committee and files such election form with the Compensation Committee on or before the first day of the first full Fiscal Quarter during which he will be treated as a Director or Eligible Executive under Section 3.

         (c) Irrevocable Election. After an election becomes effective for a Fiscal Year under subsection (a) of this Section 4.3 or for the remainder of a Fiscal Year under subsection (b) of this
                  Section 4.3, the election shall be irrevocable; provided, however, that (1) if, in the event an election is a continuing election, a Director or Eligible Executive may revoke that election effective for those Fiscal Years that


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                  begin after the date he delivers written notice of such
                  revocation to the Compensation Committee in a form acceptable to the Compensation Committee, and (2) the Compensation Committee shall have the power to revoke such an election for payroll periods (otherwise covered by such election) that begin after the date the Compensation Committee exercises such power if such Director or Eligible Executive demonstrates to the Compensation Committee's satisfaction that a failure so to revoke such election will result in an extreme financial hardship for him.

         (d) Percentage or Specific Dollar Figure. An election may describe a deferral as a percentage of cash compensation or as a specific dollar figure, provided that the dollar figure cannot result in a deferral that exceeds the percentage limitations set forth in Section 4.2.

                                    SECTION 5

            SUPPLEMENTAL ALLOCATIONS FOR CERTAIN ELIGIBLE EXECUTIVES

         For each Fiscal Year, Flowers shall make a supplemental allocation to the Account of each Eligible Executive

         (i) who is employed by a Company listed on Schedule A attached hereto and whose most recent date of hire is subsequent to December 31, 1998, or

         (ii) who is employed by a Company listed on Schedule B attached hereto, regardless of his date of hire, equal to the sum of

                  (a) fifty percent (50%) of the amount deferred by him pursuant to Section 4.1 during such Fiscal Year, to the extent that the amount


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                           so deferred does not exceed six percent (6%) of his
                           Compensation for such Fiscal Year, less (but not below zero) an amount equal to three percent (3%) of the lower of (i) his actual Compensation (not including any amounts deferred pursuant to Section 4.1) or (ii) the Compensation Limit for such Fiscal Year, and

                  (b) two percent (2%) of the Eligible Executive's Compensation for such Fiscal Year, less (but not below zero) an amount equal to two percent (2%) of the lower of (i) his actual Compensation (not including any amounts deferred pursuant to Section 4.1) or (ii) the Compensation Limit for such Fiscal Year, to be allocated to the Eligible Executive's Account as of the earlier of the last day of such Fiscal Year or the date during such Fiscal Year that his employment by Flowers and its subsidiaries terminates for any reason (other than a mere transfer between or among such entities) whatsoever, including death, disability or retirement.

                                    SECTION 6

                                    ACCOUNTS

         Flowers shall maintain an Account for each Director and Eligible Executive who makes an effective election under Section 4 which shall show as of a given date (a) as a credit, the total dollar amount, if any, deferred under
Section 4 through such date and the interest credits made under Section 7 through such date, (b) as a credit, the total dollar amount, if any, of any supplemental allocations made by Flowers under Section 5 through such date and the interest credits made under Section 7 through such date, (c) as a debit, the total dollar amount, if any, distributed under Section 8 through such date, (d) the excess of such credits over such debits, or


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the "account balance," at the end of each such date and (e) such other data as the Compensation Committee deems relevant. If a person participates in this EDCP as a Director and as an Eligible Executive, separate Accounts shall be maintained for the deferrals that he elects as a Director and for the deferrals that he elects as an Eligible Executive. Each Account shall be cancelled when the Account balance reaches zero. If an Account is maintained during a Fiscal Year for a Director or Eligible Executive, after the end of such year, Flowers shall furnish a statement to such Director or Eligible Executive that shows the balance in his Account at the end of such year and (at the Compensation Committee's discretion) such other Account data as the Compensation Committee deems appropriate.

                                    SECTION 7

                                 INTEREST CREDIT

         Interest credits shall be made by Flowers at the EDCP Credit Rate to each Account as of the end of the last day in each Fiscal Quarter based on the daily Account balance in each such Account over each such quarter. The date in any such Fiscal Quarter on which an Account balance becomes zero shall be treated for this purpose as the last day of such quarter.

                                    SECTION 8

                                  DISTRIBUTIONS

         8.1. Distribution Events. Subject to Section 8.5, the distribution of a Director or Eligible Executive's Account shall commence at the direction of the Compensation Committee as of the first day of the first Fiscal Quarter that begins after the earlier of (a) the date he (for any reason whatsoever) no longer serves as a member of the Board of Directors as for any Account maintained for him as a Director, or (b) the date his employment by Flowers and its subsidiaries terminates for any reason (other than a mere transfer between or among such entities)


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

whatsoever, including death, disability or retirement, as for any Account maintained for him as an Eligible Executive. In the event of a termination of this EDCP, the distribution of a Director or Eligible Executive's Account shall be made in an immediate lump-sum as soon as administratively practicable on or after the effective date fixed for termination of this EDCP. Each distribution to a Director or Eligible Executive under this Section 8 shall become a debit against his Account under Section 6 on the date the distribution is made by Flowers.

         8.2. Methods. Subject to Sections 8.4 and 8.5, the distribution of an Account to a Director or Eligible Executive shall be made in equal quarterly installments over sixty (60) Fiscal Quarters; provided, however, that a Director or Eligible Executive may request in writing that the Compensation Committee direct that his distribution be made:

         (a)      in an lump-sum;

         (b) in equal quarterly installments over a specific number of Fiscal Quarters that is less than sixty (60) Fiscal Quarters; or

         (c) in a lump-sum at the expiration of a specific number of Fiscal Quarters that is sixty (60) or less, during which period interest credits shall be made under Section 7 and distributed under Section 8.3 pending such lump-sum distribution.

Any such request shall not be considered, however, unless it is received no later than one full year before the date of the event resulting in his entitlement to a distribution. The Compensation Committee, after taking into account Flowers' current and anticipated liquidity requirements and such other factors as the Compensation Committee, in its discretion, deems appropriate under the circumstances, either shall grant such request or (if the Compensation Committee is unwilling to accelerate the distribution to the extent requested) shall direct that his distribution be made over a number of Fiscal Quarters that is greater than the number requested, but which is no more than


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sixty (60) Fiscal Quarters. The calculation of equal quarterly installments for a distribution shall be made by dividing an Account balance on the date as of which distribution is scheduled to commence under Section 8.1 by the number of Fiscal Quarters over which the distribution shall be made. Interest shall continue to be credited, and shall be distributed at the time of each quarterly distribution, as provided in Section 7 and Section 8.3.

         Notwithstanding any other provision hereof to the contrary, following a Change in Control of Flowers, the undistributed balance of each Director's and Eligible Executive's Account shall be immediately distributed in a lump-sum.

         8.3. Interest Credits. Interest credits made under Section 7 to an Account after the date the distribution of that Account is scheduled to commence under Section 8.1 shall be distributed in the form of cash to the Director or Eligible Executive as soon as practicable after the date the credit is made under Section 7.

         8.4. Automatic Lump-Sum. If an Eligible Executive's Account balance is one hundred thousand dollars ($100,000) or less on the date distribution is scheduled to commence under Section 8.1, such Account balance shall be distributed automatically in a lump-sum. If a person has one Account as a Director and one Account as an Eligible Executive, such Accounts shall be aggregated to determine whether this Section 8.4 is applicable to either such Account, even if such Accounts do not become distributable under Section 8.1 as of the same date.

         8.5. Special Circumstances. The Compensation Committee shall have the power, in its absolute discretion, to treat a Director as if he had retired under subsection (1) of Section 8.1 or an Eligible Executive as if he had retired under subsection (2) of Section 8.1(2) on any date (without regard to whether he actually retires) in the event that the Director or Eligible Executive, in the judgment of the Compensation Committee, experiences (a) an extreme


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

financial hardship or (b) rapidly failing health. The Compensation Committee also shall have the power, in its absolute discretion, to accelerate the distribution of a Director's or Eligible Executive's Account under Section 8.2 to the extent that the Compensation Committee, acting in its absolute discretion, deems appropriate under the circumstances in the event that the Director or Eligible Executive (1) dies or, in the judgment of the Compensation Committee, experiences (2) an extreme financial hardship or (3) rapidly failing health.

         8.6. Source of Distributions. All distributions under this EDCP shall be made by Flowers from its general assets, and the status of each Director's and Eligible Executive's claim to his Account balance shall be the same as the status of a claim against Flowers by any of its general and unsecured creditors. No person shall look to, or have any claim whatsoever against, any officer, director, employee or agent of Flowers in his individual capacity for the distribution of his Account balance or for the payment of any other amounts in connection with his Account.

                                    SECTION 9

                                  MISCELLANEOUS

         9.1. Beneficiary. Each Director and Eligible Executive (for whom an Account is maintained) shall designate a Beneficiary or Beneficiaries to receive the balance, if any, of his Account under this EDCP in the event of his death. Such designation shall be made on a form acceptable to the Compensation Committee and shall become effective when delivered to the Compensation Committee. If no such designated Beneficiary survives an Eligible Executive or if no designation is made, the Eligible Executive's estate shall be deemed his designated Beneficiary under this EDCP.

         9.2. No Assignment; Binding Effect. No Director, Eligible Executive or Beneficiary shall have the right to alienate, assign, commute or otherwise encumber an Account for any


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

purpose whatsoever, and any attempt to do so shall be disregarded completely as null and void. The provisions of this EDCP shall be binding on each Director and Eligible Executive (and on each person who claims a benefit under him) and on Flowers (and on any successor to Flowers).

         9.3. ERISA. Flowers intends that this EDCP come within the various exceptions and exemptions to the Employee Retirement Income Security Act of 1974, as amended, for an unfunded deferred compensation plan maintained primarily for a select group of management or highly compensated employees, and any ambiguities in this EDCP shall be construed to effect that intent.

         9.4. Compensation Committee Powers. The Compensation Committee, in the administration of this EDCP, shall have the power to take such equitable and other action as the Compensation Committee, acting in its absolute discretion, deems proper or appropriate under the circumstances (including the power to delegate committee functions to others), to the extent that such action is not inconsistent with the express provisions of this EDCP, as approved by the Board of Directors. However, no member of the Compensation Committee shall act on any request made by him under Section 8.2 or on any determination under subsection
(c)(2) of Section 4.3 or Section 8.5 which relates to himself.

         9.5. Construction. This EDCP shall be construed in accordance with the laws of the State of Georgia. Headings and sub-headings have been added only for convenience of reference and shall have no substantive effect. All references to "Sections" shall be to sections of this EDCP. References to the masculine gender shall include the feminine and the singular the plural, whenever appropriate. The terms "Director" and "Eligible Executive" shall include (except under Section 4) a former Director, a former Eligible Executive and any Beneficiary of a deceased Director or Eligible Executive.


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         9.6.     Term of Office. A Director's participation in this EDCP shall not constitute a contract for a Director to serve as a member of the Board of Directors for any particular term or for any particular fee, and participation in this EDCP shall have no bearing whatsoever on such terms, fees or any other conditions of membership on the Board of Directors.

         9.7. Employment Contract. An Eligible Executive's participation in this EDCP shall not constitute an employment contract, and Flowers shall have the right at any time to terminate his employment, to reduce his cash or other compensation or to take such other action in connection with his employment as Flowers deems appropriate without regard to this EDCP.

         9.8. Amendment and Termination. The Board of Directors or the Executive Committee, upon the recommendation of the Compensation Committee, shall have the right, at its discretion, to amend this EDCP from time to time and to terminate this EDCP at any time; provided, however, that upon a Change in Control, no future amendment shall be effective if such amendment has the effect of restricting, delaying or impeding the distribution of any Director's or Eligible Executive's Account pursuant to the terms of this EDCP, as in effect prior to such Change in Control.

         IN WITNESS WHEREOF, Flowers Foods, Inc. has executed this EDCP this day of August 10, 2001.

                                    FLOWERS FOODS, INC.


                                    By: /s/ Jimmy Woodward
                                       -----------------------------------------
                                    Title: Vice President and Chief Financial
                                          --------------------------------------

                                           Officer
                                          --------------------------------------


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